TAX FREE FUND OF VERMONT, INC.



December 31, 1999



Dear Shareholders:

During 1999, interest rates increased as the Federal Reserve acted to keep inflation in check. In fact, 1999 may have closed out the 20th Century with the worst municipal bond market performance in decades. In this environment, the Fund produced a total return of negative 3.38%, comprised of a dividend of 3.88%, partially offsetting a reduction in net asset value (both realized and unrealized) of a negative 7.26%. Accordingly, the Fund's net asset value per share decreased from $10.23 at January 1, 1999 to $9.48 at December 31,1999. This was due to a combination of factors, including an upward-biased interest rate environment brought about by monetary policy management as well as a shift in demand as investors pursued equity and other investment alternatives.

In other areas, the Fund's expense ratio was 1.48% in 1999, a reduction of .03% from the prior year. This decrease resulted from management's ongoing efforts to reduce fund expenses despite a decline in Fund assets, which had the tendency to reduce the Fund's ability to leverage its fixed costs. The Fund's management and directors are pleased with the direction of the expense ratio but are not satisfied with the level of the expense ratio and are continuing to take action to further reduce this ratio.

Looking forward to 2000, we expect interest rates to initially continue to move upward as a result of monetary policy initiatives by the Federal Reserve. As market interest rates approach a peak, the Tax Free Fund of Vermont could benefit investors seeking tax free income. Our efforts will focus on increasing the Fund's assets by informing investors about the value of owning shares in our Fund.

Thank you for your confidence in the Tax Free Fund of Vermont. I welcome any thoughts you might be willing to share about how we might improve our service to you.

John T. Pearson
President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont


We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1999 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2000

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities at market value
      (identified cost $8,852,700) (Note 1-A)                                 $   8,473,068
   Cash                                                                                 615
   Interest receivable                                                              133,615
   Receivable for investment securities sold                                         49,766
   Prepaid expenses and other assets                                                 40,832
                                                                              -------------
         Total assets                                                             8,697,896
                                                                              -------------

LIABILITIES
   Payable for capital stock redeemed                                                38,128
   Accrued expenses                                                                     241
                                                                              -------------
         Total liabilities                                                           38,369
                                                                              -------------

NET ASSETS
   (Applicable to 913,610 shares outstanding,
    $.01 par value, 10,000,000 shares authorized)                             $   8,659,527
                                                                              =============
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
   ($8,659,527/913,610)                                                               $9.48
                                                                                     ======
NET ASSETS
   At December 31, 1999, net assets consisted of:
      Paid-in capital                                                         $   9,127,479
      Accumulated net realized loss on investments                                  (88,320)
      Unrealized depreciation of investments                                       (379,632)
                                                                              -------------
                                                                              $   8,659,527
                                                                              =============

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF OPERATIONS

Year ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Interest                                                                  $   503,683
                                                                              -------------
   Expenses
      Investment advisory fees (Note 4)                                              65,663
      Printing and postage                                                           17,617
      Audit fees                                                                     12,003
      Insurance                                                                       9,038
      Administrative and shareholder services (Note 4)                               15,695
      Portfolio pricing costs                                                         3,141
      Custody fees                                                                    2,622
      Registration fees                                                               2,831
      Directors fees and expenses                                                     9,996
      Other                                                                             250
                                                                              -------------
      Total expenses                                                                138,856
                                                                              -------------
         Net investment income                                                      364,827
                                                                              -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments sold                                            (88,320)
   Net change in unrealized appreciation (depreciation)                            (599,482)
                                                                              -------------
         Net loss on investments                                                   (687,802)
                                                                              -------------
            Net decrease in net assets resulting from operations                $  (322,975)
                                                                              =============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF CHANGES IN NET ASSETS

Years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                          1999               1998
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
      Net investment income                                         $    364,827      $     370,084
      Net realized gain (loss) on investments                            (88,320)            29,060
      Net change in unrealized appreciation (depreciation)              (599,482)           (67,046)
                                                                    ------------      -------------
         Net increase (decrease) in net assets
            resulting from operations                                   (322,975)           332,098

   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                                             (364,827)          (370,084)
      Realized gains on investments                                      (28,283)           (15,762)
                                                                    ------------      -------------
         Total distributions to shareholders                            (393,110)          (385,846)

   CAPITAL SHARE TRANSACTIONS (Note 3)
      Increase (decrease) in net assets resulting from
         capital share transactions                                     (163,500)         1,713,698
                                                                    ------------      -------------
         Total increase (decrease) in net assets                        (879,585)         1,659,950

NET ASSETS
   Beginning of year                                                   9,539,112          7,879,162
                                                                    ------------      -------------
   End of year $                                                       8,659,527      $   9,539,112
                                                                    ============      =============



--------------------------------------------------------------------------------
See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
--------------------------------------------------------------------------------

                                                                                     Years ended December 31,
                                                                        ------------------------------------------------
                                                                           1999        1998       1997     1996     1995
NET ASSET VALUE
   Beginning of year                                                    $  10.23     $ 10.29    $  9.97   $ 9.96   $ 9.30
                                                                        --------     -------    -------   ------   ------
   Income from investment operations
      Net investment income                                                  .39         .43        .43      .43      .49
      Net gain (loss) on securities (both realized and unrealized)          (.72)       (.04)       .32      .01      .66
                                                                        --------     -------    -------   ------   ------
      Total from investment operations                                      (.33)        .39        .75      .44     1.15
                                                                        --------     -------    -------   ------   ------
   Less distributions from
      Net investment income                                                 (.39)       (.43)      (.43)    (.43)    (.49)
      Realized gains on investments                                         (.03)       (.02)        -        -        -
                                                                        --------     -------    -------   ------   ------
      Total distributions                                                   (.42)       (.45)      (.43)    (.43)    (.49)
                                                                        --------     -------    -------   ------   ------
   End of year                                                            $ 9.48     $ 10.23    $ 10.29   $ 9.97   $ 9.96
                                                                        ========     =======    =======   ======   ======
TOTAL RETURN                                                               (3.38)%      3.82%      7.74%    4.56%   12.65%

RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's)                                      $8,660      $9,539     $7,879   $7,219   $6,961
   Ratio of
      Expenses to average net assets                                        1.48%       1.51%      1.72%    1.55%    1.49%
      Net investment income to average net assets                           3.88%       4.16%      4.26%    4.41%    5.06%

PORTFOLIO TURNOVER                                                            50%         41%        60%      98%     182%

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS

December 31, 1999
--------------------------------------------------------------------------------

Municipal Bonds (97.85%)
                                                                   Maturity        Principal          Market
Vermont (94.64%)                                        Rate         Date            Amount            Value
                                                       ------      ---------       ---------        ---------
    Vermont Educational and
       Health Buildings Financing Agency
       1993 Revenue Bond
       (Norwich University Project)                     6.00%       09/01/13       $ 105,000       $  103,687

       1998 Revenue Bond
       (Norwich University Project)                     5.50%       07/01/21         300,000          263,250

       1991 Revenue Bond (FHA Insured)
       (Helen Porter Nursing Home Project)              7.10%       02/01/31         275,000          283,618

       1994 Revenue Bond
       (St. Johnsbury Academy Project)                  7.15%       04/15/14       1,145,000        1,186,506

       1994 Revenue Bond
       (St. Johnsbury Academy Project)                  7.375%      04/15/24         325,000          338,813

       1993 Revenue Bond
       (Champlain College Project)                      6.00%       10/01/13         270,000          269,325

       1994 Revenue Bond
       (Landmark College Project)                       7.15%       11/01/14         500,000          536,875

       1996 Revenue Bond
       (Lyndon Institute)                               6.60%       12/01/14         335,000          339,188

       1993 Revenue Bond
       (Medical Center Hospital)                        6.00%       09/01/22         375,000          378,281

       1996 Revenue Bond
       (Northwestern Medical Center)                    6.25%       09/01/18         530,000          487,600

       1992 Revenue Bond
       (Middlebury College Project)                     6.00%       11/01/22         355,000          352,338

       1996 Revenue Bond
       (Middlebury College Project)                     5.375%      11/01/26         100,000           90,750

       1999 Revenue Bond
       (Middlebury College Project)                     5.00%       11/01/38         705,000          577,219

    Vermont State Agricultural College
       1998 Revenue Bond                                4.75%       10/01/29         110,000           86,350

    Vermont Housing Finance Agency
       Single Family Mortgage-Backed Bond
       1990 Series 2                                    7.30%       05/01/25         150,000          154,125
       1989 Series A                                    7.85%       12/01/29         230,000          233,162
       1994 Series 5                                    6.875%      11/01/16         100,000          103,375
       1992 Series 4                                    6.40%       11/01/25         670,000          682,563
       1999 Series 1                                    5.25%       05/01/29         500,000          432,500


--------------------------------------------------------------------------------
See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS - (Continued)

December 31, 1999
--------------------------------------------------------------------------------

Municipal Bonds - (Continued)
                                                                   Maturity       Principal           Market
                                                       Rate          Date           Amount             Value

    Vermont Housing Finance Agency
       Multi-Family Mortgage-Backed Bond
       1977 Series 1                                   6.50%       02/15/17       $  70,000       $   70,262
       1995 Series A                                   6.15%       02/15/14         100,000          102,625
       1999 Series A                                   5.125%      02/15/20         400,000          362,000

    Vermont Economic Development Authority
       Wake Robin                                      6.00%       03/01/22         200,000          186,000
       Wake Robin                                      6.30%       03/01/33         600,000          575,250
                                                                                                 -----------
         Total Vermont Bonds                                                                       8,195,662
                                                                                                 -----------
Puerto Rico (3.21%)
    Puerto Rico Industrial,
       Medical & Environmental Authority
       1994 Revenue Bond
       (Ryder Memorial Hospital Project)               6.60%       05/01/14         275,000          277,406
                                                                                  ---------      -----------
          Total investments in securities
              (Cost $8,852,700) (97.85%) (1)                                                       8,473,068
          Other assets and liabilities, net (2.15%)                                                  186,459
                                                                                                 -----------
          Net assets (100%)                                                                      $ 8,659,527
                                                                                                 ===========

(1) The cost of investments for federal income tax purposes amounted to $8,852,700. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 1999 are as follows:

          Gross unrealized appreciation                                                          $    37,810
          Gross unrealized depreciation                                                             (417,442)
                                                                                                 -----------
          Net unrealized depreciation                                                            $  (379,632)
                                                                                                 ===========

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999
--------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

     The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A)  SECURITY VALUATION

          Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

      (B)  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on the trade date. Realized gains and losses are recorded on the specific identification method. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.

      (C)  INCOME TAXES

          It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

      (D)  DISTRIBUTIONS TO SHAREHOLDERS

          The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

TAX FREE FUND OF VERMONT, INC.

December 31, 1999
--------------------------------------------------------------------------------


      (E)  USE OF ESTIMATES

          In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2)   PURCHASES AND SALES OF SECURITIES

     Costs of purchases and proceeds from sales of securities for the Fund for the year ended December 31, 1999 aggregated $4,548,839 and $4,602,478, respectively.


(3)   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the years ended December 31, 1999 and 1998, were as follows:

                                                                      1999                         1998
                                                              -----------------------      -----------------------
                                                               Shares         Amount        Shares         Amount
                                                               ------         ------        ------         ------
         Shares sold                                          140,629     $ 1,418,617      215,465     $ 2,214,463
         Shares issued in reinvestment of dividends            27,637         273,576       26,291         270,112
         Shares redeemed                                     (186,921)     (1,855,693)     (74,969)       (770,877)
                                                             --------     -----------      -------     -----------
           Net increase (decrease)                            (18,655)    $  (163,500)     166,787     $ 1,713,698

(4)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. This fee is reduced to .6% of average daily net assets over $10 million. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1999.

     In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1999, administrative services fees paid by the Fund totaled $7,707.

     The director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund and interested directors receive no compensation directly from the Fund.

TAX FREE FUND OF VERMONT, INC.

December 31, 1999
--------------------------------------------------------------------------------


(5)   CONCENTRATION OF CREDIT RISK

     The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.